MANAGERS TRUST II
		   MANAGERS HIGH YIELD FUND
		   ------------------------


		 Supplement dated May 18, 2004
     to the Statement of Additional Information dated April 1, 2004
		(as supplemented April 26, 2004)


The following information supersedes any information to the contrary relating to Managers High Yield Fund (the "Fund") contained in the Fund's Statement of Additional Information dated April 1, 2004 (as supplemented April 26, 2004):


Managers High Yield Fund (the "Fund")
-------------------------------------
Effective May 18, 2004, Loomis, Sayles & Co. ("Loomis"), located at One Financial Center, Boston, Massachusetts, replaced 40|86 Advisors, Inc. as Subadvisor for Managers High Yield Fund. The Fund is obligated by its investment management contract to pay The Managers Funds LLC (the "Investment Manager") an annual management fee of 0.70% of the average daily net assets of the Fund. The Investment Manager pays the Subadvisor 0.50% of the average daily net assets of the Fund. The fee paid to the Subadvisor is paid out of the fee the Investment Manager receives from the Fund and does not increase the expenses of the Fund.

May 18, 2004